UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 6, 2013

Federal Home Loan Bank of New York
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51397	136400946
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

101 Park Avenue, Floor 5, New York, New York		10178-0599
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	212-441-6616

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Directors.

On November 6, 2013, the Federal Home Loan Bank of New York ("FHLBNY") announced that:

1. Mr. Gerald H. Lipkin, Chairman, President and CEO, Valley National Bank, Wayne, NJ, was elected by the FHLBNY’s eligible New Jersey members on November 4, 2013 to serve as a Member Director on the Board of Directors ("Board") representing FHLBNY members in the State of New Jersey for a term of four years commencing on January 1, 2014;

2. Mr. James W. Fulmer, Chairman, President and CEO, The Bank of Castile, Batavia, NY, was elected by the FHLBNY’s eligible New York State members on November 4, 2013 to serve as a Member Director on the Board representing FHLBNY members in the State of New York for a term of four years commencing on January 1, 2014;

3. Mr. Monte N. Redman, President and CEO, Astoria Federal Savings and Loan Association, Lake Success, NY, was also elected by the FHLBNY’s eligible New York State members on November 4, 2013 to serve as a Member Director on the Board representing FHLBNY members in the State of New York for a term of three years commencing on January 1, 2014;

4. Mr. Carlos J. Vázquez, Senior Executive Vice President, Banco Popular de Puerto Rico, Hato Rey, PR, was elected by the FHLBNY’s eligible Puerto Rico & U.S. Virgin Island members on November 4, 2013 to serve as a Member Director on the Board representing FHLBNY members in Puerto Rico & the U.S. Virgin Islands for a term of four years commencing on January 1, 2014;

5. Mr. Michael M. Horn, Partner, McCarter and English, LLP, and Mr. Larry E. Thompson, Managing Director and General Counsel, The Depository Trust & Clearing Corporation Company, were elected by eligible members throughout the FHLBNY’s membership district (i.e., New York, New Jersey, Puerto Rico & the U.S. Virgin Islands) on November 4, 2013 to serve as Independent Directors on the Board commencing on January 1, 2014 for terms of four years each (Mr. Fulmer, Mr. Horn, Mr. Lipkin, Mr. Redman, Mr. Thompson, and Mr. Vázquez, collectively, the "Elected Directors").

A copy of a report being sent to FHLBNY stockholders providing detailed information about this matter, including biographical information about the Elected Directors, is attached as Exhibit 99.1.

The election of the Elected Directors took place in accordance with the rules governing the election of Federal Home Loan Bank directors contained in the Federal Home Loan Bank Act and in the related regulations of the Federal Housing Finance Agency ("FHFA"), the regulator of the Federal Home Loan Banks. As of the time of this filing, none of the Elected Directors has been named to serve on any committee of the Board for 2014; further, whether the Elected Directors are expected to be named to serve on any committee of the Board for 2014 has not yet been determined. (Messrs. Fulmer and Horn currently serve on the Board; their terms expire on December 31, 2013. Mr. Fulmer currently serves as the Chair of the Board’s Corporate Governance Committee and also serves on the Board’s Executive, Compensation and Human Resources, and Strategic Planning Committees. Mr. Horn is currently the Board Chair, serves as the Chair of the Board’s Executive Committee, and serves on the Board’s Audit Committee.)

Compensation of the Elected Directors is expected to be in accordance with a 2014 Director Compensation Plan ("Compensation Plan") which will be voted on by the Board at a later time. Details regarding the Compensation Plan will be disclosed after the Compensation Plan is adopted in an appropriate filing with the U.S. Securities and Exchange Commission. In accordance with FHFA regulations, a copy of the Compensation Plan will be provided after adoption to the FHFA Director.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Elected Directors discussed in Item 5.02 of this Current Report on Form 8-K were not elected during the course of any annual or special meeting of the FHLBNY’s security holders, or as the result of a proxy solicitation. They were elected, in accordance with FHFA regulations, by direct vote of the FHLBNY’s eligible security holders. For each open seat, eligible security holders were given the opportunity to cast their votes in favor of a candidate running for the open seat. Security holders did not have the option to cast a vote against a particular candidate, or to cast an ‘abstaining’ vote.

With regard to the election held to fill the open Member Directorship representing New Jersey members, 126 FHLBNY members in New Jersey were eligible to vote. Of this number, 83 members voted, representing 66% of total eligible voting participants. The total number of eligible votes that could be cast for the open New Jersey Member Directorship was 2,918,146. Mr. Lipkin received 2,077,295 votes.

In addition to Mr. Lipkin, Mr. Robert O’Donnell, Chairman and CEO, New Jersey Community Bank, Freehold, NJ, was on the ballot; he received 198,547 votes.

With regard to the election held to fill the two open Member Directorships representing New York State members, 205 FHLBNY members in New York State were eligible to vote. Of this number, 118 members voted, representing 58% of total eligible voting participants. The total number of eligible votes that could be cast for each of the open New York State Member Directorships was 6,353,775. Mr. Fulmer received 1,735,924 votes and Mr. Redman received 1,319,339 votes.

In addition to Messrs Fulmer and Redman, the following persons were on the ballot: Mr. David J. Nasca, President and CEO, Evans Bank, National Association, Hamburg, NY, who received 1,186,482 votes; Mr. John M. Tolomer, President and CEO, The Westchester Bank, Yonkers, NY, who received 426,923 votes; Mr. George W. Hamlin, IV, Chairman and Officer – Senior Policy Advisor, The Canandaigua NB & Trust Co., Canandaigua, NY, who received 421,341 votes; Mr. Eric J. Wiggins, former President and CEO, Greater Hudson Bank, N.A., Middletown, NY, who received 284,325 votes; and Ms. Joy Cousminer, President and CEO, BETHEX Federal Credit Union, Bronx, NY, who received 257,572 votes.

With regard to the election held to fill the open Member Directorship representing Puerto Rico & U.S. Virgin Islands members, eight FHLBNY members in Puerto Rico and the U.S. Virgin Islands were eligible to vote. Of this number, seven members voted, representing 87% of total eligible voting participants. The total number of eligible votes that could be cast for the open Puerto Rico & U.S. Virgin Islands Member Directorship was 1,386,645. Mr. Vázquez received 1,315,838 votes.

In addition to Mr. Vázquez, Mr. Ricardo Domenech, Senior Vice President and Head of Mortgage Banking, Scotiabank de Puerto Rico, Hato Rey, PR, was on the ballot; he received 69,847 votes.

With regard to the election held to fill two open Independent Director seats, 339 FHLBNY members were eligible to vote. Of this number, 208 members voted, representing 61% of total eligible voting participants. The total number of eligible votes that could be cast for each of the two open Independent Directorships was 10,658,566. To be elected as an Independent Director, each candidate needed to receive at least 20 percent of the total number of eligible votes, and this threshold was passed by both candidates:

• Mr. Horn received 5,633,941 votes, representing 53% of the total number of eligible votes.

• Mr. Thompson received 5,880,959 votes, representing 55% of the total number of eligible votes.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 2013 Director Election Report to FHLBNY security holders announcing New Jersey, New York State and Puerto Rico and U.S. Virgin Islands Member Director and districtwide Independent Director election results, dated November 6, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of New York

November 6, 2013	By:	/s/ Kevin M. Neylan

Name: Kevin M. Neylan
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	2013 Director Election Report to FHLBNY security holders announcing New Jersey, New York State and Puerto Rico and U.S. Virgin Islands Member Director and districtwide Independent Director election results, dated November 6, 2013.